                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported):  July 31, 1998



                       JONES CABLE INCOME FUND 1-C, LTD.
                       ---------------------------------
             (Exact name of registrant as specified in its charter)

     Colorado                  0-15714                    84-1010419
     --------                  -------                    ----------
(State of Organization)  (Commission File No.)         (IRS Employer
                                                       Identification No.)

P.O. Box 3309, Englewood, Colorado 80155-3309              (303) 792-3111
---------------------------------------------              --------------
(Address of principal executive office and Zip Code        (Registrant's
                                                            telephone no.
                                                         including area code)

Item 2. Disposition of Assets
        ---------------------

        On July 31, 1998, Jones Cable Income Fund 1-B/C Venture (the "Venture") sold the cable television systems serving the communities of Three Rivers, Schoolcraft/Vicksburg, Constantine/White Pigeon, Dowagiac, Watervliet and Vandalia, Michigan (the "Southwestern Michigan System") to unaffiliated cable television system operators for an aggregate sales price of $31,250,000, subject to customary closing adjustments. The Venture is owned 60 percent by Jones Cable Income Fund 1-C, Ltd. (the "Partnership") and 40 percent by Jones Cable Income Fund 1-B, Ltd. ("Fund 1-B").

        From the proceeds of the Southwestern Michigan System's sale, the Venture settled working capital adjustments, paid a brokerage fee to The Jones Group, Ltd., a subsidiary of Jones Intercable, Inc., the general partner of the Partnership and Fund 1-B (the "General Partner"), of $781,250, representing 2.5 percent of the sales price, for acting as a broker in the transaction, repaid $9,500,000 of the then outstanding balance of its credit facility and will distribute in August 1998 the remaining net sale proceeds of $21,200,000 to the Partnership and Fund 1-B in proportion to their ownership interests in the Venture. The Partnership will receive $12,768,760 and Fund 1-B will receive approximately $8,431,240 of such distribution. The Partnership, in turn, will distribute $12,768,760 (approximately $300 for each $1,000 invested in the Partnership) to the limited partners of the Partnership. Because the distribution to the limited partners of the Partnership together with all prior distributions will not return the amount initially contributed by the limited partners to the Partnership plus the limited partners' liquidation preference provided by the Partnership's limited partnership agreement, the General Partner of the Partnership will not receive a general partner distribution from the sale proceeds. Because the sale of the Southwestern Michigan System did not represent a sale of all or substantially all of the Partnership's assets, no vote of the limited partners was required to approve the sale.

        The Venture's remaining assets are the cable television systems serving areas in and around South Sioux City, Nebraska (the "South Sioux City System") and Myrtle Creek, Oregon (the "Myrtle Creek System"). On June 24, 1998, the Venture entered into an agreement to sell the South Sioux City System for a sales price of $9,500,000, subject to closing adjustments. The Partnership continues to own the Myrtle Creek System.

        Taking into account prior distributions to limited partners from operating cash flow and from the net proceeds of the prior sales of cable television systems located in California and Colorado, the distribution in August 1998 of the Partnership's portion of the net sale proceeds from the sale of the Southwestern Michigan System and the planned distribution of the Partnership's portion of the net sale proceeds from the sale of the South Sioux City System, the limited partners of the Partnership will have received a total of $958 for each $1,000 invested in the Partnership.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

         a.  Historical financial statements.
             Not applicable.

         b.  Pro forma financial statements.
             Pro forma consolidated financial statements of the Partnership reflecting the disposition of the Southwestern Michigan System are attached.

         c.  Exhibits.

             2.1 Asset Purchase Agreement by and between Tempo Cable, Inc. and Jones Cable Income Fund 1-B/C Venture dated as of January 30, 1998 is incorporated by reference from the Partnership's Current Report on Form 8-K dated February 24, 1998.

             2.2 Asset Purchase Agreement by and between TCI Cablevision of Texas, Inc. and Jones Cable Income Fund 1-B/C Venture dated as of January 30, 1998 is incorporated by reference from the Partnership's Current Report on Form 8-K dated February 24, 1998.

             2.3 Asset Purchase Agreement by and between Television Cable Service, Inc. and Jones Cable Income Fund 1-B/C Venture dated as of January 30, 1998 is incorporated by reference from the Partnership's Current Report on Form 8-K dated February 24, 1998.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              JONES CABLE INCOME FUND 1-C, LTD.

                              By:   Jones Intercable, Inc.,
                                    its general partner


Dated: August 13, 1998              By:/s/ Elizabeth M. Steele
                                       -----------------------
                                       Elizabeth M. Steele
                                       Vice President, General
                                       Counsel and Secretary

             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION
                      OF JONES CABLE INCOME FUND 1-C, LTD.



          The following unaudited pro forma consolidated balance sheet assumes that as of June 30, 1998, Jones Cable Income Fund 1-B/C Venture (the "Venture") had sold the cable television system serving subscribers in the communities of Three Rivers, Schoolcraft/Vicksburg, Constantine/White Pigeon, Dowagiac, Watervliet and Vandalia, all in the State of Michigan (the "System") for $31,250,000. Jones Cable Income Fund 1-C, Ltd. (the "Partnership") and Jones Cable Income Fund 1-B, Ltd. ("Fund 1-B"), are the partners in the Venture. The funds available to the Venture, adjusting for the estimated net closing adjustments of the System, are expected to total approximately $31,440,103.
Such funds will be used to repay indebtedness of the Venture, and $21,200,000 will be distributed to the partners of the Venture. The Partnership will then distribute $12,768,760 to the limited partners of the Partnership. The unaudited pro forma consolidated statements of operations assume that the System was sold as of January 1, 1997.

          The Partnership will continue to own a 60 percent interest in the Venture.

          The unaudited pro forma consolidated financial information should be read in conjunction with the appropriate notes to the unaudited pro forma financial information.

          ALL OF THE FOLLOWING UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION IS BASED UPON AMOUNTS AS OF JUNE 30, 1998 AND CERTAIN ESTIMATES OF LIABILITIES AT CLOSING. FINAL RESULTS MAY DIFFER FROM SUCH INFORMATION.

                       JONES CABLE INCOME FUND 1-C, LTD.

                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                 June 30, 1998

                                                                            Pro Forma            Pro Forma
                                                       As Reported         Adjustments            Balance
                                                       ------------        -----------         --------------
ASSETS
Cash and cash equivalents                              $   456,818         $ 20,989,048        $  21,445,866
Trade receivables, net                                     388,348             (284,012)             104,336
Investment in cable television properties:
  Property, plant and equipment, net                    13,974,508           (8,334,890)           5,639,618
  Intangibles, net                                       5,789,891           (3,357,182)           2,432,709
                                                       ------------        ------------        --------------

    Total investment in cable television properties     19,764,399          (11,692,072)           8,072,327
Deposits, prepaid expenses and deferred charges            814,168             (280,684)             533,484
                                                       ------------        ------------        --------------
Total assets                                           $21,423,733         $  8,732,280        $  30,156,013
                                                       ============        ============        ==============
LIABILITIES AND PARTNERS' CAPITAL
Liabilities:
  Debt                                                 $14,373,366         $ (9,669,805)       $   4,703,561
  Accrued liabilities                                      739,440             (304,218)             435,222
  Subscriber prepayments                                   163,463              (70,375)              93,088
  Accrued distributions to limited partners                      -           12,768,760           12,768,760
  Accrued distribution to joint venture partner                  -            8,431,240            8,431,240
                                                       ------------        ------------        --------------
Total liabilities                                       15,276,269           11,155,602           26,431,871
                                                       ------------        ------------        --------------

Minority interest in joint venture                       2,486,428           (4,880,177)          (2,393,749)
                                                       ------------        ------------        --------------
Partners' capital                                        3,661,036            2,456,855            6,117,891
                                                       ------------        ------------        --------------
  Total liabilities and partners' capital              $21,423,733         $  8,732,280        $  30,156,013
                                                       ============        ============        ==============



The accompanying notes to unaudited pro forma consolidated financial statements are an integral part of this unaudited consolidated balance sheet.

                       JONES CABLE INCOME FUND 1-C, LTD.

            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                     For the Six Months Ended June 30, 1998



                                                                      Pro Forma       Pro Forma
                                                   As Reported       Adjustments       Balance
                                                 --------------  ------------------  ----------

REVENUES                                         $   6,246,930   $   (3,631,148)   $  2,615,782
COSTS AND EXPENSES:
  Operating expenses                                 3,613,725       (1,940,613)      1,673,112
  Management fees and allocated overhead from
    General Partner                                    697,002         (391,588)        305,414
  Depreciation and amortization                      2,173,449       (1,325,333)        848,116
                                                   -----------      -----------       ---------

OPERATING LOSS                                        (237,246)          26,386        (210,860)
                                                   -----------      -----------       ---------

OTHER INCOME (EXPENSES):
  Interest expense                                    (402,286)         341,455         (60,831)
  Gain on sale of cable television system           12,638,349      (12,638,349)
  Other, net                                           (93,568)            (494)        (94,062)
                                                   -----------      -----------       ---------

    Total other income (expense), net               12,142,495      (12,297,388)       (154,893)
                                                   -----------      -----------       ---------

CONSOLIDATED INCOME (LOSS)                          11,905,249      (12,271,002)       (365,753)

MINORITY INTEREST IN
     CONSOLIDATED INCOME (LOSS)                     (4,734,717)       4,880,177         145,460
                                                   -----------      -----------       ---------

NET INCOME (LOSS)                                $   7,170,532   $   (7,390,825)   $   (220,293)
                                                   ===========      ===========      =========




The accompanying notes to unaudited pro forma consolidated financial statements are an integral part of this unaudited consolidated statement.

                       JONES CABLE INCOME FUND 1-C, LTD.

            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1997



                                                                    Pro Forma        Pro Forma
                                                   As Reported      Adjustments       Balance
                                                 ---------------  ---------------  -------------
REVENUES                                         $  18,338,834    $  (13,534,076)  $   4,804,758
COSTS AND EXPENSES:
  Operating expenses                                10,395,892        (7,631,368)      2,764,524
  Management fees and allocated overhead from
    General partner                                  1,992,335        (1,407,072)        585,263
  Depreciation and amortization                      5,414,431        (3,433,089)      1,981,342
                                                   -----------       -----------      ----------

OPERATING INCOME (LOSS)                                536,176        (1,062,547)       (526,371)

OTHER INCOME (EXPENSES):
  Interest expense                                  (1,521,275)          837,555         683,720
  Gain on sale of cable television system           18,493,041       (18,493,041)
  Other, net                                           (85,528)           61,311         (24,217)
                                                   -----------       -----------      ----------

    Total other income (expense), net               16,886,238       (17,594,175)       (707,937)
                                                   -----------       -----------      ----------

CONSOLIDATED INCOME (LOSS)                          17,422,414       (18,656,722)     (1,234,308)

MINORITY INTEREST IN
  CONSOLIDATED INCOME (LOSS)                        (6,928,894)        7,419,778         490,884
                                                   -----------       -----------      ----------

NET INCOME (LOSS)                                $  10,493,520    $  (11,236,944)  $    (743,424)
                                                   ===========       ===========      ==========




The accompanying notes to unaudited pro forma consolidated financial statements are an integral part of this unaudited consolidated statement.

                       JONES CABLE INCOME FUND 1-C, LTD.

         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

     1) The following calculations present the sale of the system and the resulting estimated proceeds expected to be received by the Partnership.

     2) The unaudited pro forma consolidated balance sheet assumes that the Venture had sold the System for $31,250,000 as of June 30, 1998. The unaudited consolidated statements of operations assume that the venture had sold the cable television systems serving Brighton/Broomfield, Colorado; Clearlake Oaks, California; and the System as of January 1, 1997.

     3) The estimated gain recognized from the sale of the System and corresponding estimated distribution to limited partners as of june 30, 1998 has been computed as follows:

GAIN ON SALE OF ASSETS:

Contract sales price                                                                    $ 31,250,000
Less:  Net book value of investment in cable television properties
           at June 30, 1998                                                              (11,692,072)
         Payment of Brokerage Fee                                                           (781,250)
                                                                                         -----------
Gain on sale of assets                                                                  $ 18,776,678
                                                                                         ===========

DISTRIBUTIONS TO PARTNERS:
Contract sales price                                                                    $ 31,250,000
Working capital adjustment:
Add:  Current assets                                                                         564,696
Less: Current liabilities                                                                   (374,593)
                                                                                         -----------

Adjusted cash received by the Venture                                                     31,440,103

Less:  Repayment of outstanding debt to third parties                                     (9,669,805)
       Payment of brokerage fee                                                             (781,250)
Plus:  Cash on hand                                                                          210,952
                                                                                         -----------
Cash available for distribution                                                         $ 21,200,000
                                                                                         ===========

Distribution to the Partnership                                                         $ 12,768,760
                                                                                         ===========
Distribution to Fund 1-B                                                                $  8,431,240
                                                                                         ===========

     4) The pro forma consolidated statements of operations reflect the sale of the System and the repayment of approximately $9,669,805 of debt with proceeds of such sale. The Partnership will continue to own a 60 percent interest in the Venture.